Exhibit 10.5

                                 PROMISSORY NOTE

$50,000
                                                                January 24, 2001
                                                         Bryn Mawr, Pennsylvania


     FOR VALUE RECEIVED, the undersigned hereby promises to pay to the order of Homer Hewitt (the "PAYEE"), at his principal place of business located at 850 West Lancaster Avenue, Bryn Mawr, Pennsylvania 19010, or at such other place as the holder of this Promissory Note ("NOTE") may designate from time to time in writing, the principal sum of Fifty Thousand Dollars ($50,000) plus any accrued and unpaid interest thereon and any other amounts owing hereunder.

     The principal sums of this Note shall be repaid in sixty consecutive monthly installments of $833.33, payable on the first of each month commencing February 1, 2001; PROVIDED, HOWEVER, the final installment shall be in an amount necessary to repay any amounts owing under this Note. The unpaid principal amount hereunder may, at the option of the undersigned, be prepaid in full or in part without premium or penalty at any time.

     This Note shall bear interest on the unpaid principal amount hereof at a rate per annum equal to seven and one-half percent (7.5%) (the "BASE RATE") commencing on the date hereof. Interest on this Note shall be computed on the basis of a year of 365 days. The undersigned promises to pay interest monthly on the first of each month commencing February 1, 2001, and upon the final principal installment payment.

     If the undersigned fails to pay when due any principal or interest on this Note, then, or at any time thereafter, at the option of the holder of this Note, the unpaid principal sum of this Note, together with all interest accrued thereon, shall become due and payable if such amount remains unpaid after ten
(10) days' advance written notice to the undersigned of such default by the Payee. Any amount of interest or principal that remains unpaid after it is due shall accrue interest at a rate per annum equal to the Base Rate plus two percent (2%), beginning on the date such amount becomes due and continuing until such amount is paid.

     This Note is being executed and delivered pursuant to that certain Agreement and Plan of Reorganization dated January 24, 2001 (the "MERGER AGREEMENT") by and among the undersigned, the Payee and LearnCom, Inc., a Nevada corporation.

     THE PAYMENTS DUE UNDER THIS NOTE BY THE UNDERSIGNED MAY BE SETOFF BY THE UNDERSIGNED AND APPLIED BY THE UNDERSIGNED TO CERTAIN LOSSES AND EXPENSES INCURRED BY IT, ALL IN ACCORDANCE WITH THE TERMS OF ARTICLE IX OF THE MERGER AGREEMENT.

     The Payee's failure at any time or times hereafter to require strict performance by the undersigned of any of the provisions, terms and conditions contained in this Note or in any other note, security agreement, agreement, guaranty, instrument or document, now or at any time or

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times hereafter executed by the undersigned or any third party and delivered to the Payee, shall not waive, affect or diminish any right of the Payee at any time or times to demand strict performance thereof and such right shall not be deemed to have been waived by any act or knowledge of the Payee or its agents, unless such waiver is in writing signed by the Payee and directed to the undersigned specifying such waiver. No delay on the part of the Payee in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Payee of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy.

     If at any time or times thereafter the Payee employs counsel to commence, defend or intervene in any court proceeding, or to file a petition, complaint, answer, motion or other pleadings, or to take any other action in or with respect to any suit or proceeding (bankruptcy or otherwise) relating to this Note or any other note, security agreement, agreement, guaranty, instrument or document heretofore, now or at any time or times hereafter executed by the undersigned and delivered to the Payee, or to enforce any rights of the Payee to collect any of the indebtedness of the undersigned to Payee, then, in all of such events, the reasonable attorneys' and paralegals' fees arising from such services, and any expenses, costs and charges relating thereto, shall be part of such indebtedness.

     PRESENTMENT, PROTEST AND NOTICE OF NONPAYMENT AND PROTEST AND THE BENEFIT OF ALL VALUATION, APPRAISEMENT AND EXEMPTION LAWS ARE HEREBY WAIVED BY THE UNDERSIGNED. ALL ENDORSERS AND GUARANTORS HEREBY WAIVE NOTICE OF DEMAND, PRESENTMENT, PROTEST AND NOTICE OF NONPAYMENT AND PROTEST.

     The undersigned waives the right to direct the application of any and all payments at the time or times hereafter received by the Payee from the undersigned and the undersigned agrees that the Payee shall have the continuing exclusive right to apply and reapply any and all such payments or amounts, received at any time or times hereafter, against the indebtedness hereunder in such manner as the Payee may deem advisable, notwithstanding any entry by the Payee upon any of its books and records.

     Whenever in this Note there is reference made to either the Payee or the undersigned, such reference shall be deemed to include, as applicable, a reference to the heirs, successors and assigns of said party. The provisions of this Note shall be binding upon and shall inure to the benefit of said successors and assigns.

     THIS NOTE HAS BEEN DELIVERED AT AND SHALL BE DEEMED TO HAVE BEEN MADE AT BRYN MAWR, PENNSYLVANIA AND SHALL BE INTERPRETED, AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED, IN ACCORDANCE WITH THE LAWS OF THE STATE OF PENNSYLVANIA. THE UNDERSIGNED WAIVES, AT THE OPTION OF PAYEE, TRIAL BY JURY AND WAIVES ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER AND CONSENT(S) TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT. ALL NOTICES HEREUNDER SHALL BE SENT IN ACCORDANCE WITH SECTION 13.1 OF THE MERGER AGREEMENT.

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     Wherever possible each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Note.

                                           VIDEO LEARNING SYSTEMS, INC.
                                           (f/k/a VLS Mergeco, Inc.)
                                           a Pennsylvania corporation



                                           By:       /s/ LLOYD SINGER
                                               ----------------------------
                                               Name:  Lloyd Singer
                                               Title: President

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